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Comerica Bank-California                                           Exhibit 10.12

                               THIRD AMENDMENT TO
                      REVOLVING LOAN AND SECURITY AGREEMENT


     This THIRD AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT is entered into as of March 24, 2003 (this "Amendment") by and between COMERICA BANK-CALIFORNIA ("Bank"), a California banking corporation and HALL, KINION & ASSOCIATES, INC., a Delaware corporation ("Borrower").

                                    RECITALS

     WHEREAS, Borrower and Bank have previously entered into that certain Revolving Loan and Security Agreement dated June 13, 2002 (as amended, the "Loan Agreement"); and

     WHEREAS, Borrower is requesting modifications to certain financial covenants, and Bank has agreed to modify certain financial covenants pursuant to certain terms and conditions, as set forth more completely herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Incorporation by Reference; Definitions. The foregoing Loan Agreement and the Recitals are incorporated herein by this reference as though set forth in full herein. Any term not defined herein shall have the meaning given in the Loan Agreement.

     2. Amendment to the Loan Agreement. The Loan Agreement is hereby modified as set forth below.

          2.1 Amendment to Definition "Committed Line". The definition "Committed Line" is hereby amended by deleting it in its entirety and replacing it with the following:

          "Committed Line" means Twelve Million and 00/100 Dollars ($12,000,000.00), provided, however that commencing June 15, 2003, "Committed Line" shall mean Ten Million and 00/100 Dollars
     ($10,000,000.00), further, provided that commencing September 15, 2003, "Committed Line" shall mean Nine Million and 00/100 Dollars
     ($9,000,000.00)."

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          2.2 Amendment to Definition "Effective Tangible Net Worth". The
definition "Effective Tangible Net Worth" is hereby amended by deleting it in its entirety and replacing it with the following:

          "Effective Tangible Net Worth" means consolidated net worth as determined in accordance with GAAP consistently applied; plus Subordinated Debt, if any, less all intangibles, including goodwill, capitalized organizational and financing costs, Patents, Copyrights, Trademarks, licenses, subscription lists, trade receivables converted to notes, money due from Affiliates (including officers, directors, subsidiaries and commonly held companies), and investments in Persons not one hundred percent (100%) owned by Borrower; less receivables related to Borrower's non-qualified savings plan for its vice presidents."

          2.3 Amendment to Definition "Termination Date". The definition "Termination Date" is hereby amended by deleting the term "May 1, 2004" and replacing it with the term "January 1, 2004".

          2.4 Amendment to Section 2.1.1 of the Loan Agreement. Section 2.1.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "2.1.1 Borrowing Base. Borrowing Base shall mean an amount equal to the sum of: (a) Seventy-five percent (75%) of the Net Amount of Eligible Accounts, provided, however that commencing July 15, 2003 the advance rate shall be seventy percent (70%) of the Net Amount of Eligible Accounts; less
     (b) commissions payable; less (c) payroll taxes withheld; less (d) employee withholding; less (e) accrued payroll; less (f) accrued payroll taxes; less
     (g) accrued vacation and severance pay; less (h) any Availability
     Reserves."

          2.5 Amendment to Section 2.5 of the Loan Agreement. Section 2.5 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "2.5 Interest. Borrower shall pay interest to Bank on the outstanding and unpaid principal balance of the Advances made under the Revolving Facility at a rate per annum equal to the Base Rate; plus one and one-half percent (1.50%); provided, however that if Bank does not receive the proposal letter by April 21, 2003 then the outstanding and unpaid principal balance of the Advances made under the Revolving Facility shall bear interest at a rate per annum equal to the Base Rate; plus three percent (3.0%), further, provided that commencing June 15, 2003 Borrower shall pay interest to Bank on the outstanding and unpaid principal balance of

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     the Advances made under the Revolving Facility at a rate per annum equal to the Base Rate; plus three percent (3%), further, provided that commencing September 15, 2003 Borrower shall pay interest to Bank on the outstanding and unpaid principal balance of the Advances made under the Revolving Facility at a rate per annum equal to the Base Rate; plus five percent (5%)."

          2.6 Amendment to Section 2.5.1 of the Loan Agreement. Section 2.5.1 of the Loan Agreement is hereby amended by deleting it in its entirety.

          2.7 Amendment to Section 2.5.2 of the Loan Agreement. Section 2.5.2 of the Loan Agreement is hereby amended by deleting it in its entirety. Borrower acknowledges that it shall not be given the option of LIBOR Advances.

          2.8 Amendment to Section 8 of the Loan Agreement. Section 8 of the Loan Agreement is hereby amended by adding new subsection 8.12 as follows:

          "8.12 Cash Flow Budget Report. Borrower shall from time to time, but not less than bi-weekly, execute and deliver to Bank, a rolling eight (8) week cash flow budget report, signed by a Responsible Officer in form and substance acceptable to Bank."

          2.9 Amendment to Section 8.3 of the Loan Agreement. Section 8.3 of the Loan Agreement is hereby amended by adding the following new subsection 8.3.5 as follows:

          "8.3.5 Monthly Financial Statements. As soon as available and in any event within twenty (20) days after the end of each month, consolidated and consolidating balance sheets of Borrower and its Subsidiaries as of the end of such month, and consolidated and consolidating statements of income and retained earnings of Borrower and its Subsidiaries for such month, and consolidated and consolidating statements of changes in financial position of the Borrower and its Subsidiaries for such month, all in reasonable detail and all prepared in accordance with GAAP consistently applied."

          2.10 Amendment to Section 8.3.4 of the Loan Agreement. Section 8.3.4 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "8.3.4 Compliance Certificate. Together with the delivery of the annual, quarterly and monthly financial statements referenced in Sections 8.3.1, 8.3.2 and 8.3.5 of this Agreement, Borrower shall deliver to Lender a certificate of Borrower's chief

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     financial officer or chief accounting officer, in the form of the attached
     Exhibit A, (a) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with (i) the requirements of Article IX, inclusive; and (ii) the payment of payroll taxes, on the date of such certificate; and (b) stating whether any Event of Default exists on the date of such certificate and, if any Event of Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto."

          2.11 Amendment to Section 8.5 of the Loan Agreement. Section 8.5 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "8.5 Weekly Borrowing Base Certificate. Borrower shall from time to time, but not less than weekly, execute and deliver to Bank, no later than the close of business on each Monday of the week for the prior week ending Saturday, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Schedule 8.5 hereto, provided, however that each request for an Advance by Borrower shall include a Borrowing Base Certificate current as of the day for the Advance."

          2.12 Amendment to Section 8.7 of the Loan Agreement. Section 8.7 of the Loan Agreement is hereby amended by deleting the phrase "an annual" and replacing it with the phrase "a quarterly".

          2.13 Amendment to Article IX of the Loan Agreement. Article IX of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                                   "Article IX
                               FINANCIAL COVENANTS

          9.1 Current Ratio. Borrower shall maintain, as of the last day of each month, a ratio of current assets to current liabilities of at least 0.90:1.00, provided, however that commencing July 1, 2003, Borrower shall maintain, as of the last day of each month, a ratio of current assets to current liabilities of at least 1.00:1.00. For purposes of this calculation, (a) current liabilities shall include the unpaid balance of the Revolving Facility, including Letter of Credit Obligations, but shall not include any deferred compensation liabilities; and (b) current assets shall not include any receivables from Borrower's non-qualified savings plan for its vice presidents.

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          9.2 Minimum Effective Tangible Net Worth. Borrower shall maintain, as of the last day of each month, Effective Tangible Net Worth of at least Seventeen Million Five Hundred Thousand and 00/100 Dollars ($17,500,000.00); provided, however that such amount shall increase, on a cumulative and quarterly basis, by an amount equal to eighty percent (80%) of net income after taxes in the trailing four (4) fiscal quarter period (with no deduction for losses).

          9.3 Debt to Effective Tangible Net Worth Ratio. Borrower shall maintain, as of the last day of each month, a ratio of Debt to Effective Tangible Net Worth of not more than 1.60:1.00.

          9.4 Profitability. Borrower shall, (a) not incur for the fiscal quarter ending March 31, 2003, a net contribution before tax loss in excess of Four Million Two Hundred Twenty Five Thousand and 00/100 Dollars (-$4,225,000.00); (b) earn for the fiscal quarter ending June 30, 2003 a net contribution before tax of at least Two Hundred Eighty Five Thousand and 00/100 Dollars ($285,000.00); (c) earn for the fiscal quarter ending September 30, 2003 a net contribution before tax of at least Five Hundred Thousand and 00/100 Dollars ($500,000.00); and (d) earn for the fiscal quarter ending December 31, 2003 a net contribution before tax of at least Eight Hundred Thousand and 00/100 Dollars ($800,000.00).

          9.6 Cash Balances and Availability. Borrower and its Subsidiaries shall maintain a minimum aggregate cash balance with Bank of One Million Six Hundred Twenty Five Thousand and 00/100 Dollars ($1,625,000.00); provided, however that such cash balances may constitute up to One Million and 00/100 Dollars of availability under the Revolving Facility."

          2.14 Amendment to Section 10.5 of the Loan Agreement. Section 10.5 of the Loan Agreement is hereby amended by deleting subsection (c).

     3. UCC Terminations. Borrower shall obtain, within ten (10) days of the date of this Amendment, UCC Termination Statements for the financing statements filed by (a) Wells Fargo Bank against TKO Personnel; (b) Riverside Bank against TKI Consulting Inc.; and (c) PNG Telecommunications Inc against TA Acquisition Corp.

     4. Modification Fee. Borrower agrees to pay to Bank a modification fee in an amount equal to (a) Twenty Five Thousand and 00/100 Dollars ($25,000.00), which fee shall be fully earned as of and payable on execution of

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this Amendment; (b) a modification fee in the amount of Fifty Thousand and
00/100 Dollars, which fee shall be fully earned as of and payable on June 15, 2003; and (c) a modification fee in the amount of One Hundred Thousand and 00/100 Dollars, which fee shall be fully earned and payable as of September 15, 2003.

     5. Conditions Precedent. Bank's consent to this Amendment is subject to satisfaction of all of the conditions set forth below.

          5.1 payment by Borrower of Bank's attorneys' fees and costs incurred in the preparation of this Amendment and the documents executed pursuant thereto;

          5.2 receipt by Bank of duly executed DOF agreements; and

          5.3 such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     6. No Amendment of Other Obligations; No Effect on Collateral. Except as is otherwise specifically set forth herein or in any document executed in connection herewith, the Loan Agreement and the Loan Documents are and shall remain unmodified and in full force and effect. Borrower ratifies and reaffirms the Obligations, without setoff, defense, or counterclaim, and agrees fully and faithfully to pay, perform and discharge, as and when payment, performance and discharge are due, all of the Obligations under the Loan Agreement, as amended hereby. Nothing herein shall be deemed to affect in anyway the Collateral that secures the obligations under the Loan Agreement (as modified by this Amendment) or under any other agreement now or in the future.

     7. Conflicts. If any conflict exists between the provisions of the Loan Documents and the provisions of this Amendment, the provisions of this Amendment shall control.

     8. Ratification of the Guaranties and Security Therefor. By executing this Amendment below where indicated, Guarantors acknowledge and agree that they have read and are familiar with, and consent to, all of the terms and conditions of this Amendment. In light of the foregoing, by executing this Amendment, Guarantors further confirm and agree that all of the terms and provisions of the Guaranty and the Guarantor Security Agreement are ratified and reaffirmed, and that the Guaranty and Guarantor Security Agreement shall and does continue in full force and effect. Although Bank has informed Guarantors of the terms of this Amendment, Guarantors understand and agree that Bank has no duty whatsoever to do so, nor to seek this or any future acknowledgment, consent, or reaffirmation, and that nothing contained herein is intended to, or shall create, such a duty on the part of Bank as to any transactions hereafter.

     9. Further Assurances. Borrower agrees to make and execute such other documents and/or take such other action and/or provide such further

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assurances as may be requested by Bank in connection with the Obligations or as may be necessary or required to effectuate the terms and conditions of this Amendment and any documents executed in connection herewith.

     10. Future Amendments. Neither this Amendment nor any document executed herein entitles, or implies any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Amendment or the Loan Documents. Any modifications hereto or to the Loan Documents shall be in writing and signed by the parties.

     11. Integration. This Amendment and any documents executed in connection herewith are integrated agreements, and supersede all negotiations and agreements regarding the subject matter hereof and thereof, and taken together with the Loan Documents and any documents executed in connection herewith, constitute the final agreement of the parties with respect to the subject matter hereof and thereof.

     12. Severability. In the event any one or more of the provisions contained in this Amendment is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     13. Interpretation. This Amendment and all agreements relating to the subject matter hereof are the product of negotiation and preparation by and among each party and its respective attorneys, and shall be construed accordingly. The parties waive the provisions of California Civil Code ss.1654.

     14. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment, and any party delivering such an executed counterpart of the signature page to this Amendment by telefacsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment.

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     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to
Revolving Loan and Security Agreement to be executed as of the date first above written.


                            HALL, KINION & ASSOCIATES, INC.

                            By:      /s/ Martin A. Kropelnicki
                                -----------------------------------------------

                            Title:   Vice President and Chief Financial Officer
                                   --------------------------------------------




                            COMERICA BANK - CALIFORNIA

                                  /s/ Joan S. Clark
                            ----------------------------------------------------
                            By:   Joan S. Clark
                            Its:  Assistant Vice President

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ACCEPTED AND AGREED TO:

ICPLANET,
a Delaware corporation

By:    /s/ Martin A. Kropelnicki
     --------------------------------------------

Its:   Vice President and Chief Financial Officer
     --------------------------------------------


HUNTINGTON ACQUISITION CORPORATION,
a Delaware corporation

By:    /s/ Martin A. Kropelnicki
     --------------------------------------------

Its:   Vice President and Chief Financial Officer
     --------------------------------------------


INTERACTIVE ACQUISITION CORPORATION
a Delaware corporation

By:    /s/ Martin A. Kropelnicki
     --------------------------------------------

Its:   Vice President and Chief Financial Officer
     --------------------------------------------


TKO PERSONNEL INC.
a California corporation

By:    /s/ Martin A. Kropelnicki
     --------------------------------------------

Its:   Vice President and Chief Financial Officer
     --------------------------------------------

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GROUP-IPEX, INC.
a California corporation

By:    /s/ Martin A. Kropelnicki
     --------------------------------------------

Its:   Vice President and Chief Financial Officer
     --------------------------------------------



TKI ACQUISITION CORPORATION
a Delaware corporation

By:    /s/ Martin A. Kropelnicki
     --------------------------------------------

Its:   Vice President and Chief Financial Officer
     --------------------------------------------


TA ACQUISITION CORPORATION
a Delaware corporation

By:    /s/ Martin A. Kropelnicki
     --------------------------------------------

Its:   Vice President and Chief Financial Officer
     --------------------------------------------


ONSTAFF ACQUISITION CORPORATION
a Delaware corporation

By:    /s/ Martin A. Kropelnicki
     --------------------------------------------

Its:   Vice President and Chief Financial Officer
     --------------------------------------------

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